MERIDIAN VALUE FUND
                                                 July 31, 2000

To Our Shareholders:

The Meridian Value Fund's net asset value per share at June 30, 2000 was $25.88. This represents an increase of 14.06% for the calendar year to date. The Fund's total return and average annual compounded rate of return for the five years ended June 30, 2000, were 249.4% and 28.4%, respectively. The comparable period returns for the S&P 500 with dividends were 190.6% and 23.8%, respectively. We are pleased to report that the Fund's five-year performance has resulted in a five-star rating from Morningstar. The Fund's assets at the close of the quarter were invested 17.5% in cash and cash equivalents and 82.5% in stocks. Total net assets were $87,930,296 and there were 2,967 shareholders.

The Federal Reserve Board pursued a more restrictive monetary policy during the second quarter and this made it difficult for equity investors. The S&P 500 declined 2.9 percent, the volatile and technology-laden NASDAQ 13.3 percent and the Russell 2000 4.1 percent. For the first two quarters of the year the S&P 500 is down 1.0 percent, the NASDAQ has declined 2.5 percent, while the Russell 2000, a "small-cap" index, is 2.5 percent higher. Healthcare (including biotech), energy and food stocks were among the best performing groups while technology stocks were hardest hit. Internet stocks took a severe pounding as investors finally began to demand tangible results. The Dow Jones Bond Index showed little movement. The yield on the 30-year government bond declined from
5.94 percent to 5.88 percent during the period.

The economy continues to grow at a rapid rate, but there are signs that activity is beginning to slow. Both housing starts and consumer spending growth have moderated somewhat. Stock prices have leveled off and the unemployment rate has temporarily halted its decline below 4%. The rate of increase in industrial production has moderated also. We concur with the Federal Reserve's current policy. Rather than rapid growth for a few quarters, it is best for the economy to grow at a sustainable and non-inflationary rate over a long period of time. Our outlook is for moderating growth over the balance of the year with the rate of inflation and interest rates remaining near current levels. The growth in corporate profits, in our opinion, will slow during the second half of the year.

Internet stocks lost a large chunk of their valuations in the June quarter, including such bellwethers as Amazon.com and Healtheon/WebMD. The S&P 500's P/E multiple also receded a bit from 30 times projected 2000 earnings due primarily to increased earnings estimates. However, the valuations on the large technology companies such as Cisco, Intel, and Oracle remain very high. The Meridian Value Fund's strong performance in the first half of 2000 resulted from investments in the technology, telecom/cable equipment, services, and energy sectors; partially offset by weak performance of investments in the consumer products, healthcare services, retail, and industrial products sectors.

New positions established during the quarter include Dress Barn, Inc., ESC Medical Systems, Federal Signal Corporation, Harris Corporation, McKesson HBOC, PeopleSoft, Inc., SLM Holding, Telxon Corporation, VF Corporation, and Waste Management, Inc. We sold our positions in Airgas, Inc., Arrow Electronics, AVX Corporation, CNH Global N.V., Dura Pharmaceuticals, Inc., Omnicare, Inc., Pacific Century Financial Corporation, and REMEC, Inc.

PeopleSoft is a leading supplier of enterprise application software, and was one of the fastest-growing enterprise software companies in the world during the last half of the 1990s. Saturation of the client/server enterprise market, coupled with a Y2K-related spending slowdown, caused the company's revenues and earnings to decline in 1999. Consequently, the stock price dropped from a high of $58 to $12. PeopleSoft has just released Version 8.0 of its enterprise software, which is completely Internet-architected and integrates enterprise resource management, customer relationship management, and supply chain management functionality. Version 8.0, along with new e-business applications, are expected to stimulate systems upgrades within organizations and enable PeopleSoft to gain share in the fastest-growing segments of the enterprise software sector. Revenue growth has already begun to accelerate. We believe that PeopleSoft has an opportunity to sustain 30% annual license revenue growth for the next few years, enabling operating margins to return to 18-20%, and EPS to increase to more than $1.00. We purchased the shares at $14. The stock now trades at $20, thirty times estimated 2001 earnings, but less than twenty times potential 2002 earnings.

We welcome those new shareholders that joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                         Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                         Richard F. Aster, Jr.

                                       /s/ Kevin O'Boyle
                                         Kevin O'Boyle

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             Shares        Value
                                                             -------    -----------
COMMON STOCK - 82.5%

  AGRICULTURE - 1.1%
     AGCO Corporation*.....................................   79,000    $   967,750
  APPAREL/SHOE - 4.8%
     VF Corporation*.......................................   87,600      2,085,975
     Wolverine World Wide, Inc.*...........................  215,000      2,123,125
  BANKING AND FINANCE - 2.3%
     SLM Holding Corp.*....................................   55,000      2,059,062
  CONSUMER PRODUCTS - 6.0%
     Aftermarket Technology Corporation....................   90,000        765,000
     Callaway Golf Company*................................   85,000      1,386,563
     ESC Medical Systems...................................  135,000      2,210,625
     Lancaster Colony Corporation*.........................   50,000        959,375
  CONSUMER SERVICES - 2.6%
     Waste Management Inc.*................................  120,000      2,280,000
  ENERGY - 6.9%
     Burlington Resources, Inc.*...........................   54,500      2,084,625
     Lakehead Pipeline Partners, L.P.*.....................   54,000      2,163,375
     Tom Brown, Inc. ......................................   80,000      1,845,000
  HEALTH SERVICES - 8.0%
     HEALTHSOUTH Corporation...............................  294,000      2,113,125
     Haemonetics Corporation...............................   90,000      1,890,000
     Lincare Holdings, Inc. ...............................   75,000      1,846,875
     STAAR Surgical Company................................  105,000      1,174,687

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             Shares        Value
                                                             -------    -----------
COMMON STOCK (continued)
  INDUSTRIAL PRODUCTS - 12.1%
     Federal Signal Corporation*...........................  117,000    $ 1,930,500
     Magnetek, Inc. .......................................  125,000      1,000,000
     Olin Corporation*.....................................  125,000      2,062,500
     Pall Corporation*.....................................  111,500      2,062,750
     Telxon Corporation....................................  105,000      1,876,875
     Thermo Electron Corporation...........................   80,000      1,685,000
  INDUSTRIAL SERVICES - 6.9%
     Avnet, Inc.*..........................................   23,000      1,362,750
     Convergys Corp. ......................................   30,000      1,556,250
     MSC Industrial Direct.................................   50,000      1,046,875
     McKesson HBOC*........................................  100,000      2,093,750
  INSURANCE - 2.4%
     Partner RE Ltd.*......................................   59,300      2,101,444
  REAL ESTATE - 2.4%
     Healthcare Realty Trust*..............................  122,000      2,081,625
  RESTAURANTS - 2.3%
     Buffets, Inc. ........................................  160,000      2,030,000
  RETAIL - 2.2%
     Burlington Coat Factory Warehouse Corp.*..............   60,000        648,750
     Dress Barn, Inc. .....................................   20,700        457,988
     West Marine, Inc. ....................................  117,500        804,141

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             Shares        Value
                                                             -------    -----------
COMMON STOCK (continued)
  TECHNOLOGY - 14.4%
     Avid Technology, Inc. ................................  180,000    $ 2,160,000
     FileNET Corporation...................................  110,000      2,021,250
     Hyperion Solutions Corporation........................   70,000      2,270,625
     International Rectifier Corporation...................   45,000      2,520,000
     PeopleSoft, Inc. .....................................  150,000      2,512,500
     SpeedFam-IPEC, Inc. ..................................   65,000      1,182,187
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 8.1%
     ANTEC Corporation.....................................   20,000        831,250
     Belden, Inc.*.........................................   75,000      1,921,875
     Commscope, Inc. ......................................   62,100      2,546,100
     Harris Corporation*...................................   55,000      1,801,250
                                                                        -----------
  TOTAL COMMON STOCK
  (Identified cost $66,456,813).....................................     72,523,397
                                                                        -----------
CASH AND OTHER ASSETS LESS LIABILITIES - 17.5%......................     15,406,899
                                                                        -----------
NET ASSETS - 100%...................................................    $87,930,296
                                                                        ===========

      * income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $66,456,813)............................  $72,523,397
  Cash and cash equivalents.................................   15,111,505
  Receivables for:
     Capital shares.........................................    1,062,513
     Dividends..............................................       64,875
     Interest...............................................       63,818
     Securities sold........................................      119,996
  Prepaid expenses..........................................          204
                                                              -----------
     TOTAL ASSETS...........................................   88,946,308
                                                              -----------

LIABILITIES
  Payables for:
     Capital shares.........................................       14,445
     Securities sold........................................      895,232
  Accrued expenses..........................................      106,335
                                                              -----------
     TOTAL LIABILITIES......................................    1,016,012
                                                              -----------
NET ASSETS..................................................  $87,930,296
                                                              ===========
Capital shares issued and outstanding, par value $.01
  (25,000,000 shares authorized)............................    3,398,093
                                                              ===========
Net asset value per share (offering and redemption price)...       $25.88
                                                              ===========
Net assets consist of:
  Paid-in-capital...........................................  $74,760,663
  Accumulated net realized gain.............................    6,934,710
  Net unrealized appreciation on investments................    6,066,584
  Undistributed net investment income.......................      168,339
                                                              -----------
                                                              $87,930,296
                                                              ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends...............................................   $431,067
  Interest................................................    351,489
                                                            ---------
       Total investment income............................                 $782,556
EXPENSES
  Investment advisory fees................................    434,329
  Professional fees.......................................     50,871
  Pricing fees............................................     41,350
  Transfer agent fees.....................................     29,880
  Registration and filing fees............................     19,212
  Custodian fees..........................................     17,750
  Reports to shareholders.................................     16,815
  Directors' fees and expenses............................      2,196
  Miscellaneous expenses..................................      1,814
                                                            ---------
       Total expenses.....................................                  614,217
                                                                         ----------
  Net investment income...................................                  168,339

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments........................  7,623,443
  Net increase in unrealized appreciation on
     investments..........................................  1,519,356
                                                            ---------
  Net gain on investments.................................                9,142,799
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $9,311,138
                                                                         ==========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Year Ended        Year Ended
                                                         June 30, 2000     June 30, 1999
                                                         --------------    --------------
OPERATIONS
Net investment income (loss)...........................      $168,339         ($114,781)
Net realized gain on investments.......................     7,623,443         2,503,550
Net increase in unrealized appreciation of
  investments..........................................     1,519,356         2,273,627
                                                          -----------       -----------
  Net increase in net assets from operations...........     9,311,138         4,662,396
                                                          -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains..........    (3,077,502)         (383,710)
                                                          -----------       -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares..........................    70,955,834        13,409,356
Reinvestment of distributions..........................     2,661,055           274,369
Less: redemptions......................................   (16,832,684)       (5,246,335)
                                                          -----------       -----------
  Increase resulting from capital share transactions...    56,784,205         8,437,390
                                                          -----------       -----------
Total increase in net assets...........................    63,017,841        12,716,076
NET ASSETS
Beginning of year......................................    24,912,455        12,196,379
                                                          -----------       -----------
End of year (includes undistributed net investment
  income (loss) of $168,339 and ($114,781),
  respectively)........................................   $87,930,296       $24,912,455
                                                          ===========       ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         For the fiscal year ended June 30,
                                    ----------------------------------------------------------------------------
                                       2000          1999          1998          1997         1996        1995
                                    -----------   -----------   -----------   ----------   ----------   --------
Net Asset Value - Beginning of
  Period..........................       $22.29        $19.30        $17.40       $15.32       $10.27      $9.87
                                    -----------   -----------   -----------   ----------   ----------   --------
Income from Investment Operations
----------------------------------
Net Investment Income (Loss)......         0.05         (0.10)        (0.19)       (0.26)       (0.10)     (0.04)
Net Gains or Losses on Securities
  (both realized and
  unrealized).....................         5.91          3.56          4.32         3.20         5.15       0.44
                                    -----------   -----------   -----------   ----------   ----------   --------
Total From Investment
  Operations......................         5.96          3.46          4.13         2.94         5.05       0.40
                                    -----------   -----------   -----------   ----------   ----------   --------
Less Distributions
-----------------
Distribution from Net Realized
  Capital Gains...................        (2.37)        (0.47)        (2.23)       (0.86)        0.00       0.00
                                    -----------   -----------   -----------   ----------   ----------   --------
Net Asset Value - End of Period...       $25.88        $22.29        $19.30       $17.40       $15.32     $10.27
                                    ===========   ===========   ===========   ==========   ==========   ========
Total Return......................       29.63%        18.92%        26.05%       20.55%+      49.17%+     4.05%+
                                    ===========   ===========   ===========   ==========   ==========   ========
Ratios/Supplemental Data
-------------------------
Net Assets, End of Period.........  $87,930,296   $24,912,455   $12,196,379   $7,340,110   $3,471,507   $715,021
Ratio of Expenses to Average Net
  Assets..........................        1.41%         1.63%         2.16%        2.51%*       2.55%*     2.78%*
Ratio of Net Investment Income
  (Loss) to Average Net Assets....        0.39%        (0.65%)       (1.35%)      (1.96%)*     (1.36%)*    (.58%)*
Portfolio Turnover Rate...........          86%          124%          133%         144%         125%        77%

+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47% and 14.64%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28% and 12.44%, for the period ended June 30, 1997 through June 30, 1995, respectively.

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

   a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $66,456,813, the aggregate gross unrealized appreciation is $9,682,932, and the aggregate gross unrealized depreciation is ($3,616,348), resulting in net unrealized appreciation of $6,066,584.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate." Interest accrues daily and is credited by the third business day of the following month.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

   g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

2. RELATED PARTIES: The Fund has entered into a management agreement with Aster Capital Management, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 2000 was 6.88%.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the investment adviser has agreed to voluntarily limit the expenses of the Fund to 2 1/2%, should the need arise. The Investment Adviser did not reimburse the Fund during 2000.

3. CAPITAL SHARES TRANSACTIONS: The Fund has authorized 25,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 2000 and June 30, 1999 were as follows:

                                                           2000         1999
                                                         ---------    --------
Shares sold                                              2,832,820     760,797
Shares issued on reinvestment of distributions             128,328      17,299
                                                         ---------    --------
                                                         2,961,148     778,096
Shares redeemed                                           (680,645)   (292,605)
                                                         ---------    --------
Net increase                                             2,280,503     485,491
                                                         =========    ========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 2000, was $1,413.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2000, were $72,984,500 and $31,968,913, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
August 4, 2000

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2000, the Meridian Value Fund returned 29.63% compared to 7.24% for the S&P 500 with reinvested dividends, 14.32% for the Russell 2000, and 47.65% for the NASDAQ. The Fund's performance was materially affected by the strong market condition for small-to-mid capitalization technology stocks, as reflected by the NASDAQ performance. Approximately 30% of the Fund's investments were in small-to-mid capitalization technology, telecommunications/cable equipment, and technology-related services stocks. During the fiscal year ended June 30, 2000, the Fund's strongest performing sectors were technology, telecommunication/cable equipment, industrial services, and energy. The worst performing investments were in the retail, industrial products, and consumer products sectors.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, that the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on following this strategy, the Fund's average return for the five-year period from June 30, 1995 to June 30, 2000 was 28.43% compared to 23.77% for the S&P 500 with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Meridian Value Fund's average return from inception to June 30, 2000 was 22.16% compared to 21.57% for the S&P 500 with reinvested dividends.

         Value of $10,000 invested in Meridian Value Fund & the S&P 500

           S&P 500    Meridian Value Fund
2/10/94    10000      10000
6/30/94    9579       9870
6/30/95    12075      10270
6/30/96    15212      15320
6/30/97    20490      18468
6/30/98    26665      23279
6/30/99    32724      27683
6/30/00    35094      35885

   Past performance is not predictive of future performance. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                                                  MERIDIAN VALUE FUND
--------------------------------------------------------------------------------
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                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

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                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                               MERIDIAN FUND LOGO
                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 2000